                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

     Filed by the registrant  [ X ]

     Filed by a party other than the registrant  [   ]

     Check the appropriate box:

     [   ]     Preliminary proxy statement

     [ X ]     Definitive proxy statement

     [   ]     Definitive additional materials

     [   ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                SCANSOURCE, INC.
                (Name of Registrant as Specified in Its Charter)



Payment of filing fee (Check the appropriate box):

     [ X ]     No Fee Required.

                                SCANSOURCE, INC.
                             6 Logue Court, Suite G
                        Greenville, South Carolina 29615


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held December 2, 1999


     The Annual Meeting of Shareholders of ScanSource, Inc. will be held at the GSP Airport Marriott, 1 Parkway East, Greenville, South Carolina on Thursday, December 2, 1999, at 10:00 a.m., for the following purposes:

     (1) To elect four members to the Board of Directors;

     (2) To approve an amendment to the Company's 1997 Stock Incentive Plan;

     (3) To approve the Company's Non-Employee Director Stock Option Plan;

     (4) To ratify the appointment of the Company's independent auditors; and

     (5) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders whose names appeared of record on the books of the Company at the close of business on October 13, 1999 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

     You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy card in the enclosed postage paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, you remain entitled to revoke your proxy at any time before it is exercised.


                         Steven H. Owings
                         Chairman of the Board


October 22, 1999

                                SCANSOURCE, INC.
                             6 Logue Court, Suite G
                        Greenville, South Carolina 29615

                                PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ScanSource, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the GSP Airport Marriott, 1 Parkway East, Greenville, South Carolina on Thursday, December 2, 1999, at 10:00 a.m., and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about October 25, 1999.

     Any shareholder who executes the form of proxy referred to in this Proxy Statement may revoke it at any time before it is exercised. The proxy may be revoked by either giving written notice to the Secretary of the Company of such revocation, or by executing and delivering to the Secretary of the Company a proxy bearing a later date. The voting of such proxy will be suspended if the shareholder executing the proxy attends the Annual Meeting and elects to vote in person. Whether or not you plan to attend, you are urged to sign and return the enclosed proxy.

     The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at the request of the Company, may send proxies and proxy solicitation material to their clients and principals.


Voting Securities Outstanding

     The Board of Directors has fixed the close of business on October 13, 1999 as the record date and time for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. As of such date, 5,520,044 shares of the Company's no par value common stock (the "Common Stock") were outstanding. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and no other outstanding shares of capital stock of the Company are eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Articles of Incorporation. Consequently, each eligible share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Except for the election of directors, for each matter specified in this Proxy Statement to be submitted for shareholder approval at the Annual Meeting, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and therefore will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Broker non-votes will be considered shares present but not entitled to vote and therefore will have no effect on the outcome of the vote. A broker non-vote occurs when a broker or other nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     The Bylaws of the Company provide that the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and at any adjournments thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.


                                 PROPOSAL  ONE

                            ELECTION  OF  DIRECTORS

     Four directors are to be elected at the Annual Meeting. Pursuant to the authority granted to it by the Company's Bylaws, the Board of Directors has set the size of the Board of Directors at five members. A vacancy currently exists on the Board of Directors which the Board of Directors has indicated it does not expect to have filled at the Annual Meeting. Consequently, immediately following the Annual Meeting, the Board of Directors will continue to consist of four members. Pursuant to the Company's Bylaws and applicable South Carolina corporate law, the four directors who will serve following the Annual Meeting may elect a director to fill the vacancy that will exist on the Board of Directors.

     The Board of Directors has recommended each of the four existing members of the Board of Directors as the four nominees for election as directors at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and shall have qualified. The following are the Company's nominees for election as directors at the Annual
Meeting:  Michael L. Baur, Steven R. Fischer, James G. Foody and Steven H.
Owings.

     In accordance with the Bylaws of the Company, those nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) will be elected to the Board of Directors. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast in the election of directors. The proxies solicited for the Annual Meeting cannot be voted for a greater number of persons than four, the number of nominees named. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation. If any nominee shall become unavailable for any reason, the persons named in the form of proxy shall vote for a substitute nominee or vote to reduce the number of directors to be elected as directed by the Board of Directors. The Board of Directors has no reason to believe that any of the four nominees listed above will not be available for election as a director.

     THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

                                 PROPOSAL TWO

    APPROVAL OF AMENDMENT TO THE SCANSOURCE, INC. 1997 STOCK INCENTIVE PLAN

     General. On September 30, 1999, the Board of Directors approved an amendment (the "Amendment") to the ScanSource, Inc. 1997 Stock Incentive Plan (the "Stock Plan"), subject to the approval of the Amendment by the shareholders at the Annual Meeting. The Amendment increases the number of shares of Common Stock that may be issued under the Stock Plan from 400,000 shares to 600,000 shares. The increase in such number of issuable shares is expected to be sufficient for the remainder of the term of the Stock Plan, thereby removing the need for any future shareholder approval of the number of shares issuable under the Stock Plan. The Board of Directors approved the Amendment to be effective September 30, 1999. The approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and shares held in street name voted as to any matter at the Annual Meeting will be included in determining the number of votes present or represented at the Annual Meeting. If the Amendment is not approved by the shareholders, the Stock Plan will remain in effect without the Amendment. The following discussion of the Stock Plan, as amended by the proposed Amendment, is qualified in its entirety by reference to the Stock Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan to each shareholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Mr. Jeffery A. Bryson, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Suite G, Greenville, South Carolina 29615 (803) 288-2432.

     Purpose. The Stock Plan provides for the grant of incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), stock appreciation rights ("SARs") and restricted stock awards ("Restricted Stock"). The Stock Plan was originally approved by the shareholders of the Company at the Company's 1997 Annual Meeting of Shareholders. The Stock Plan is intended to provide the Company with maximum flexibility to meet the evolving needs of the Company and its subsidiaries in providing stock-based incentives and rewards to officers, directors and employees of the Company and to consultants and advisors to the Company who are and have been in a position to contribute materially to improving the Company's profits. The enhanced employment incentives available through the Stock Plan are expected to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key officers and employees. Through the operation of the Stock Plan, such present and future officers and employees may be encouraged to acquire, or to increase their acquisition of, Common Stock, thus maintaining their personal and proprietary interests in the Company's continued success and progress.

     Administration. The Board of Directors has designated the Compensation Committee of the Board as the committee (the "Committee") to oversee and carry out the provisions of the Stock Plan, and to assume such other duties as are contemplated for such Committee under the terms of the Stock Plan. The Committee is currently composed of Mr. Steven R. Fischer and Mr. James G. Foody. The Committee is responsible to the Board of Directors for the operation of the Stock Plan and makes recommendations to the Board of Directors with respect to participation in the Stock Plan by officers, directors and employees of, and consultants and advisors to, the Company and its subsidiaries, and with respect to the extent of that participation. The interpretation and construction by the Committee of any provisions of the Stock Plan or of any award granted under it are final. All awards made under the Stock Plan are evidenced by written agreements between the Company and the participant.

     Term. The Stock Plan is effective for a term of ten years after the date of its adoption by the Board of Directors (until October 17, 2007). No awards may be granted under the Stock Plan after that date. The Board of Directors may terminate the Stock Plan sooner without further action by the shareholders. The Board of Directors also may amend the Stock Plan without shareholder approval, except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Plan or changes the class of individuals who may be selected to participate in the Stock Plan will become effective until it is approved by the shareholders.

     All obligations of the Company under the Stock Plan or under any award granted under the Stock Plan are binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the assets of the Company, or a merger, consolidation or otherwise.

     Shares in the Plan. The Stock Plan was amended on September 15, 1998 to increase to 400,000 the number of shares of Common Stock that could be issued pursuant to awards granted under the Stock Plan. That amendment was approved by the shareholders at the Company's 1998 Annual Meeting of Shareholders on December 3, 1998. As amended by the proposed Amendment, a maximum of 600,000 shares of Common Stock may be issued pursuant to awards granted under the Stock Plan, and the Board of Directors has reserved 600,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital structure of the Company affecting the Common Stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or similar event), and the Committee is authorized to adjust the terms of awards under the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan. If the proposed Amendment is approved by the shareholders at the Annual Meeting, the Company intends to file with the Securities and Exchange Commission a Registration Statement on Form S-8 in order to register under the Securities Act of 1933 the 200,000 additional shares of Common Stock reserved under the Stock Plan.

     Eligibility. Each officer, director and employee of the Company or any of its subsidiaries is eligible to participate in the Stock Plan, and awards under the Stock Plan may also be granted from time to time to persons serving as consultants or advisors to the Company or any of its subsidiaries. The Committee is responsible for selecting the individuals who will participate in the Stock Plan. On the date of this Proxy Statement, four directors, approximately 329 employees and no consultants and advisors were eligible to participate in the Stock Plan. The Board of Directors, upon recommendation of the Committee, may grant awards under the Stock Plan to any director, officer or other employee of, or any consultant or advisor to, the Company or any of its subsidiaries. Awards that are granted at the same or at different times under the Stock Plan are not required to contain similar provisions.

     Stock Options. The Stock Plan permits the granting of non-transferable ISOs that qualify as incentive stock options under Section 422A(b) of the Internal Revenue Code and non-transferable NSOs that do not so qualify. The option exercise price of each option is determined by the Committee in its sole discretion, but may not be less than the fair market value of the Common Stock on the date the option is granted in the case of ISOs and may not be less than 50% of such fair market value in the case of NSOs. On October 13, 1999, the reported closing price of the Common Stock on The Nasdaq National Market was $27.75 per share.

     The term of each option is fixed by the Committee, but may not exceed ten years from the date of grant. The Committee determines at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The option exercise price of options granted under the Stock Plan must be paid in cash or by delivery of shares of Common Stock or a combination of cash and shares.

     Except as otherwise provided below, upon termination of a participant's employment, an option will terminate upon the earliest to occur of the full exercise of the option, the expiration of the option by its terms, and the date three months following the date of employment termination. Should termination of employment (a) result from the death or permanent and total disability of a participant, such three-month termination period will extend to one year, or (b) be for cause, the option will terminate on the date of employment termination. The employment of a consultant or advisor will be deemed terminated upon the Company's notice to the participant that the Company will no longer transact business with the consultant or advisor.

     To qualify as ISOs, options must currently meet additional Federal tax requirements, including limits on the value of shares subject to ISOs first exercisable annually to any participant, and a shorter exercise period and higher minimum exercise price in the case of certain large shareholders. To the extent these special requirements are changed or eliminated, the Stock Plan will be amended accordingly.

     Stock Appreciation Rights. The Committee may also grant non-transferrable rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or shares of Common Stock (in the sole discretion of the Committee) equal to the increase since the date of grant in the fair market value of the shares covered by such SAR over the SAR price for such shares. The SAR price will be established at the date of grant of the SAR and will be determined by the Committee in its sole discretion, except that the SAR price may not be less than the fair market value of the Common Stock on the date the SAR is granted in the case of an SAR issued in tandem with an ISO, and may not be less than 50% of such fair market value in the case of all other SARs. The restrictions applicable to the exercise of SARs under the Stock Plan in the context of termination of employment with the Company are the same as those restrictions applicable to the exercise of stock options under the Stock Plan as discussed above.

     Restricted Stock Awards. The Committee may also award shares of Common Stock subject to such conditions and restrictions, if any, as the Committee may determine. The purchase price, if any, of shares of Restricted Stock will be determined by the Committee. Recipients of Restricted Stock may be required to enter into a Restricted Stock award agreement with the Company in such form as the Committee may determine, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may at any time waive such restrictions or accelerate such dates. Shares of Restricted Stock will be non-transferable. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the lapse or waiver of any restrictions, then the shares shall be forfeited to the Company for no payment. Prior to the lapse of any restrictions on shares of Restricted Stock, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in any Restricted Stock award agreement.

     Federal Income Tax Consequences. The Company has been advised that under the Federal income tax laws currently in effect:

     Incentive Stock Options: For regular income tax purposes, no taxable income is realized by the optionee upon the grant or exercise of an ISO. As long as no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (b) no deductions will be allowed to the Company for Federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules apply when all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock, and special rules may also apply where the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934. A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO if it occurs in the same taxable year as the exercise of the ISO.

     Nonqualified Stock Options: No income is realized by the optionee at the time an NSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. Special rules could apply in some situations if the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934.

     Stock Appreciation Rights: No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, or when a participant receives payment in cancellation of an SAR, the participant will generally be required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received and the fair market value of any stock received. The Company will generally be entitled at the same time to a deduction for Federal income tax purposes equal to the amount includable as ordinary income by such participant.

     Restricted Stock Awards: The recipient of Restricted Stock generally will realize ordinary income equal to the fair market value of the stock at the time the stock is no longer subject to forfeiture, minus any amount paid for such stock, and the Company will receive a corresponding deduction. However, unless prohibited by any award agreement, a recipient may elect under Section 83(b) of the Internal Revenue Code to realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Internal Revenue
Code). If Restricted Stock is received in connection with another award under the Stock Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for Restricted Stock.

     The foregoing discussion is provided for the information of shareholders and is not a complete description of the Federal tax consequences in respect of transactions under the Stock Plan, nor does it describe state or local tax consequences.

     Currently Outstanding Awards.   Set forth below are the numbers of shares
underlying options which have been awarded under the Stock Plan since its
inception to the persons and groups identified.   The number and value of awards
that may be granted under the Stock Plan in the future to directors, officers and other employees of, and consultants and advisors to, the Company or any of its subsidiaries cannot currently be determined and will be within the discretion of the Committee. The amounts below exclude shares underlying options which were cancelled by the Company subsequent to being awarded.

                                                             Number of Shares Underlying
 Name and Position                                                  Options Granted
-------------------                                          ---------------------------
Steven H. Owings
   Chief Executive Officer and Chairman of the Board........             50,000
Michael L. Baur
   President................................................             55,000
Jeffery A. Bryson
   Chief Financial Officer and Treasurer....................             35,000
All current executive officers, as a group
   (including the persons named above)......................            140,000
All current directors who are not
   executive officers, as a group...........................               -0-
All employees, including all current officers
   who are not executive officers, as a group...............            182,500


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 STOCK INCENTIVE PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION

IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 STOCK INCENTIVE PLAN.

                                PROPOSAL  THREE

APPROVAL OF THE SCANSOURCE, INC.  NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     General. On September 30, 1999 the Board of Directors adopted the ScanSource, Inc. Non-Employee Director Stock Option Plan (the "Director Plan") for non-employee directors of the Company. The Board of Directors approved the Director Plan to be effective on the date of its approval by the Company's shareholders at the Annual Meeting. The approval of the Director Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and shares held in street name voted as to any matter at the Annual Meeting will be included in determining the number of votes present or represented at the Annual Meeting. If the Director Plan is not approved by the shareholders, the Director Plan will be cancelled. The following discussion of the Director Plan is qualified in its entirety by reference to the Director Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Director Plan to each shareholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Mr. Jeffery
A. Bryson, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Suite G, Greenville, South Carolina 29615 (803) 288-2432.

     Purpose. The purpose of the Director Plan is to advance the interests of the Company and its shareholders by encouraging and enabling non-employee directors of the Company to acquire proprietary interests in the Company through stock ownership. The Company's management believes that those non-employee directors who participate in the Director Plan will have a closer identification with the Company and its shareholders by virtue of their ability to participate in the Company's growth and earnings, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

     Administration. The Director Plan is administered by the Board of Directors of the Company which has the power to interpret the Director Plan and prescribe such rules, regulations and procedures in connection with the operations of the Director Plan as it deems necessary and advisable. All questions of interpretation and application of the Director Plan, or as to stock options granted under the Director Plan, are subject to the determination of the Board of Directors, which shall be final and binding. In administering the Director Plan, however, the Board of Directors has no discretion regarding the selection of the directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option.

     Term. The Director Plan is effective for a term of ten years after the date of its approval by the shareholders of the Company at the Annual Meeting (until December 2, 2009). The Board of Directors may terminate the Director Plan sooner without further action by the shareholders. The Board of Directors also may amend the Director Plan without shareholder approval, except that any amendment that increases the maximum number of shares as to which options may be granted under the Director Plan , changes the termination date of the Director Plan, changes the number of shares subject to each option, changes the option price under any options, or changes the persons eligible to participate in the Director Plan beyond the non-employee directors of the Company will not become effective until it is approved by the shareholders.

     Shares in the Plan. A maximum of 100,000 shares of Common Stock may be issued pursuant to awards granted under the Director Plan, and the Board of Directors has reserved 100,000 shares for this purpose. The number of shares reserved for issuance under the Director Plan will be adjusted in the event of an adjustment in the capital structure of the Company affecting the Common Stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or similar event). All obligations of the Company under the Director Plan or under any award granted under the Director Plan are binding upon any successor to the Company. If the Director Plan is approved by the shareholders at the Annual Meeting, the Company intends to file with the Securities and Exchange Commission a Registration Statement on Form S-8 in order to register under the Securities Act of 1933 the 100,000 shares of Common Stock reserved under the Director Plan.

     Eligibility. Each director of the Company who is not an employee of the Company or any of its subsidiaries is eligible to participate in the Director Plan. On the date of this Proxy Statement, two directors were eligible to participate in the Director Plan.

     Option Grants. Under the Director Plan, each non-employee director is automatically granted on an annual basis an option for the purchase of 5,000 shares at an exercise price equal to the fair market value of the shares on the date the option is granted. On October 13, 1999, the reported closing price of the Common Stock on The Nasdaq National Market was $27.75 per share. The number of shares included in each annual grant to a non-employee director is reduced by the number of shares included in stock options or warrants otherwise granted to such director for service during that year on any committee of the Board of Directors. Options under the Director Plan are granted annually as of the date following the date of the Company's regularly scheduled annual meeting of shareholders to each non-employee director who is serving as a director on that date.

     All options granted under the Director Plan are evidenced by written option agreements between the Company and the non-employee director. Options are not assignable or transferable by the option holder except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Title I of ERISA and the Internal Revenue Code.

     Option Exercise. Each option granted under the Director Plan becomes exercisable six months after the date of the grant of the option. No option will be exercisable following the tenth anniversary of the date of the grant of such option. Options may be exercised only during the period in which the option holder remains a director of the Company, and for one year thereafter, unless the director's membership on the Board is terminated for cause, in which case all unexercised options held by such director expire upon such termination. Options granted under the Director Plan are exercisable in whole or in part by the option holder by providing written notice of intent to exercise to the Secretary of the Company at its principal executive offices.

     All options granted under the Director Plan will provide for the payment of the option price in cash, shares of Common Stock, or part in cash and part in shares of Common Stock. Shares tendered to the Company in payment or partial payment will be valued at the closing price on The Nasdaq Stock Market as of the day of exercise of the option.

     Termination of Option. Any unexercised option or part thereof will terminate upon the earlier to occur of the expiration of ten years from its date of grant and the date one year following the expiration or termination of the option holder's membership on the Company's Board of Directors for any reason except termination for cause, in which case the Director Plan provides for immediate termination of such director's options. If the option holder exercises the option after the expiration or termination of the option holder's membership on the Company's Board of Directors for any reason other than for cause, the option holder may exercise the option only with respect to the shares which were otherwise exercisable on such date of expiration or termination of Board membership.

     Federal Income Tax Consequences. The Company has been advised that the options under the Director Plan will be treated as nonqualified stock options. For a description of the Federal income tax treatment of such options, see the discussion under the paragraph entitled "Federal Income Tax Consequences - Nonqualified Stock Options" under Proposal Two in this Proxy Statement.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE COMPANY'S NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.


                                 PROPOSAL FOUR

                  RATIFICATION  OF  APPOINTMENT  OF  AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of KPMG LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending June 30, 2000. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG LLP. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE APPOINTMENT OF KPMG LLP.

     A representative of KPMG LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                                OTHER  BUSINESS

     The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should be duly presented for a vote, then the persons named in the enclosed form of proxy intend to vote such proxy in accordance with their best judgment.


                      PROPOSALS  FOR 2000  ANNUAL  MEETING

     Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company by June 24, 2000 for possible inclusion in the proxy material relating to such meeting.


                                   MANAGEMENT

Executive Officers and Directors

     The following sets forth certain information regarding the Company's executive officers and directors:

     Steven H. Owings, 46, has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in December 1992. From 1991 to 1992 Mr. Owings served as Chairman of the Board, Chief Executive Officer and the sole shareholder of Argent Technologies, Inc. ("Argent"), a personal computer manufacturer. From 1983 to 1991 Mr. Owings held various positions with Gates/FA Distributing, Inc. and its predecessors ("Gates"), including serving as President from December 1987 until December 1990, Chief Executive Officer from December 1987 to December 1991, and Chairman of the Board of Directors from December 1990 to December 1991. From December 1987 to September 1994 Mr. Owings served as a director of Gates. From July 1996 to April 1997, he served as a director of Globelle Corporation, an international distributor of personal computer products.

     Michael L. Baur, 42, has served as President of the Company since its inception in December 1992 and as a director of the Company since December 1995. Prior to joining the Company, from April 1991 to November 1992, Mr. Baur served in various positions at Argent, including President and General Manager. In September 1989, Mr. Baur joined Gates as Product Manager and served as Merchandising Director from February 1990 to March 1991.

     Jeffery A. Bryson, 39, has served as Chief Financial Officer and Treasurer of the Company since December 1993. Prior to joining the Company, from 1990 to 1993, Mr. Bryson served as a senior manager with the accounting firm of KPMG LLP, where he was employed for more than seven years. Mr. Bryson is a certified public accountant.

     Robert S. McLain, Jr., 39, has served as the Company's Vice President of Marketing since September 1997. Prior to joining the Company, from July 1995 to September 1997, Mr. McLain served as President of Transition Marketing, Inc., a majority-owned subsidiary of the Company. From July 1993 to June 1995, Mr. McLain was Director of Marketing with Gates, and from July 1991 to June 1993 he was a senior account executive with a broadcasting firm in Greenville, South Carolina.

     Steven R. Fischer, 54, has served as a director of the Company since December 1995. Mr. Fischer has served Transamerica Business Credit Corporation as Executive Vice President and Division Manager since October 1997 and as Senior Vice President and Regional Manager since March 1992. From February 1981 to March 1992, Mr. Fischer served as Vice President and Regional Manager of Citibank, N.A.

     James G. Foody, 69, has served as a director of the Company since December 1995. Mr. Foody has served as a business consultant in Greenville, South Carolina since October 1990. Prior to that time, he served as a partner in the accounting firm of Ernst & Young LLP.


Board Meetings and Committees

     The Board of Directors of the Company met or acted by written consent a total of nine times during the Company's fiscal year ended June 30, 1999. No director attended fewer than 75% of the total of such meetings and the meetings of the committees upon which he served.

     Pursuant to the Bylaws of the Company, the Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a committee performing the functions traditionally performed by a Nominating Committee. Such functions are currently performed by the Board of Directors acting as a whole.

     The Audit Committee is composed of Messrs. Fischer and Foody. The functions of the Audit Committee include recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. No directors of the Company who are also executive officers may serve on the Audit Committee. This committee met or acted by written consent three times during the fiscal year ended June 30, 1999.

     The Compensation Committee is composed of Messrs. Fischer and Foody. The functions of the Compensation Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administering the Company's stock option plans, and considering such other matters as may from time to time be referred to the Compensation Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in deliberations of such committee concerning the compensation of such executive
officers.   This committee met or acted by written consent three times during the fiscal year ended June 30, 1999.

Executive Compensation

     The following table sets forth the cash compensation earned by the Company's Chief Executive Officer, President, Chief Financial Officer and Treasurer, and Vice President-Marketing (the "Named Executive Officers") for the fiscal years ended June 30 in each of 1999, 1998 and 1997. Mr. McLain joined the Company in September 1997. No other executive officer of the Company earned compensation in excess of $100,000 for services provided to the Company during such periods.

                           Summary Compensation Table

                                                                    Long-Term
                                      Annual Compensation          Compensation
                                  ---------------------------      ------------
                                                                       Awards
                                                               ----------------------
                                  Fiscal                       Securities  Underlying
   Name and Principal Position     Year    Salary     Bonus           Options
--------------------------------  ------ ---------  ---------  ----------------------

Steven H. Owings................   1999  $ 96,000   $103,733            30,000
 Chairman of the Board and         1998    96,000     58,419            20,000
 Chief Executive Officer           1997    96,000     16,225           107,500

Michael L. Baur.................   1999    87,000    272,129            55,000
 President                         1998    87,000    166,497            25,000*
                                   1997    87,000    109,327            51,000

Jeffery A. Bryson...............   1999    80,000    115,383            35,000
 Chief Financial Officer and       1998    63,158     77,669            15,000*
 Treasurer                         1997    60,000     73,434            17,500


Robert S. McLain, Jr. ..........   1999   100,000     33,276             4,500
   Vice President - Marketing      1998    96,174     27,837               -


* These stock options were cancelled by the Company on September 1, 1998.


Employment Agreements

     Effective July 1, 1999, and for a term extending through June 30, 2002, the Company entered into employment agreements with each of Steven H. Owings, Michael L. Baur and Jeffery A. Bryson, pursuant to which Mr. Owings serves as Chief Executive Officer, Mr. Baur serves as President, and Mr. Bryson serves as Chief Financial Officer and Treasurer of the Company. These agreements provide for annual salaries of $200,000, $125,000 and $90,000 for Messrs. Owings, Baur and Bryson, respectively, plus incentive bonuses based upon a percentage of the Company's operating income. The agreements also include non-competition provisions for two years following the expiration of the agreements or the earlier termination of employment.

Option Grants

     The following table sets forth information with respect to the stock options granted to the Named Executive Officers during the fiscal year ended June 30, 1999.

                                  Option Grants In Last Fiscal Year
                                                                                       Potential Realizable Value at
                                                                                       Assumed Annual Rates of Stock
                                                                                          Price Appreciation for
                                   Individual Grants                                            Option Term
---------------------------------------------------------------------------------      -----------------------------
Name                     Number of
----                     Securities   Percent of Total
                         Underlying    Options Granted
                          Options      to Employees in       Exercise  Expiration
                          Granted        Fiscal Year          Price       Date               5%             10%
                         ----------   ----------------       --------  ----------         --------        --------

Steven H. Owings........   30,000           6.7 %             $16.81      10/08           $317,200        $803,850
Michael L. Baur.........   25,000           5.6                14.75       9/08            231,900         587,700
                           30,000           6.7                16.81      10/08            317,200         803,850
Jeffery A. Bryson.......   15,000           3.4                14.75       9/08            139,150         352,600
                           20,000           4.5                16.81      10/08            211,450         535,900
Robert S. McLain, Jr. ..    2,500           0.5                15.38       9/08             24,000          61,250
                            2,000           0.5                16.81      10/08             21,150          53,600


Option Exercises and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 1999, and the number and value of unexercised stock options held by each of the Named Executive Officers at June 30, 1999.

  Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values

                                                      Number of Securities Underlying         Value of Unexercised
                                                          Unexercised Options at             In-the-Money Options at
                                                             Fiscal Year-End                    Fiscal Year-End(1)
                                                      -------------------------------      ---------------------------
Name                          Shares
----                         Acquired       Value
                            On Exercise   Realized    Exercisable       Unexercisable      Exercisable   Unexercisable
                            -----------  -----------  -----------       -------------      -----------   -------------

Steven H. Owings..........       -0-  $      -0-        111,666             45,834           $627,290       $200,523
Michael L. Baur...........       -0-         -0-         72,333             68,667            787,662        440,713
Jeffery A. Bryson.........     1,500      19,782(2)      18,433             39,167            160,942        234,483
Robert S. McLain, Jr. ....       -0-         -0-         18,333              6,167            208,123         37,127

______
(1) Based on a per share price of $21.625, the closing price of the Common Stock as reported on The Nasdaq National Market on June 30, 1999, the last trading day of the fiscal year.
(2) The amount realized is based on a per share price of $21.188, the price of the Common Stock as reported on The Nasdaq National Market on the day of exercise.


Compensation of Directors

     All directors are reimbursed for their expenses incurred in connection with the performance of their services as directors. In addition, directors who are not otherwise compensated as officers of the Company receive a fee of $1,000 per calendar quarter for their service on the Board of Directors. Subject to approval of the Company's Non-Employee Director Stock Option Plan (the "Director Plan") at the Annual Meeting, directors will also be eligible to be granted on an annual basis ten-year options to purchase 5,000 shares of Common Stock under the terms of the Director Plan. Grants of options under the Director Plan are automatic and are made each year to each non-employee director. The exercise price of all options so granted is the fair market value of the Common Stock on the date of grant. Options granted under the Director Plan are exercisable beginning six months after the option is granted. Options may be exercised only during the period in which the option holder remains a director of the Company and for one year thereafter, unless the director's membership on the Board of Directors is terminated for cause, in which case all options granted to such director expire upon such termination.

     On December 4, 1998, the day following the 1998 Annual Meeting of Shareholders, automatic grants of options for the purchase of 5,000 shares of Common Stock pursuant to the Company's 1994 Stock Option Plan for Outside Directors (the "1994 Plan") were made to each of Messrs. Fischer and Foody, the two non-employee directors. The 1994 Plan expired in 1998. No other compensation was paid or awarded during the fiscal year ended June 30, 1999 to any director for service on the Board of Directors. Subject to shareholder approval of the Director Plan at the Annual Meeting, effective on December 3, 1999, the day following the Annual Meeting, automatic grants of options for the purchase of 5,000 shares of Common Stock pursuant to the Director Plan are scheduled to be made to each of the non-employee directors elected at the Annual Meeting.


Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended June 30, 1999, matters of executive compensation were decided by the Compensation Committee of the Board of Directors. The Compensation Committee is currently composed of Messrs. Fischer and Foody.


Compensation Committee Report on Executive Compensation

     The compensation of the Company's executive officers is generally determined by the Compensation Committee of the Board of Directors. The following report with respect to certain compensation paid or awarded to the Company's executive officers during the fiscal year ended June 30, 1999 is furnished by the directors who comprise the Compensation Committee.

     General Policies. The Company's compensation program is intended to enable the Company to attract, motivate, reward and retain the management talent to achieve corporate objectives, and thereby increase shareholder value. It is the Company's policy to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, the Company's executive compensation program is composed of a base salary and bonus, which is generally established for the Named Executive Officers in an employment agreement.

     Base Salary. Base salaries for each of the Named Executive Officers as established in his employment agreement are determined by a subjective assessment of the executive officer's performance, in light of the officer's responsibilities and position with the Company and the Company's performance during prior periods. In evaluating overall Company performance, the primary focus is upon financial performance for the relevant annual period measured by operating income. Base salaries are reviewed periodically and from time to time by the Compensation Committee and adjusted appropriately.

     Incentive Compensation. Incentive compensation for each of the Named Executive Officers is established in his employment agreement as a percentage of the Company's operating income. Incentive compensation is reviewed periodically and from time to time by the Compensation Committee and adjusted accordingly.

     Chief Executive Officer Compensation. Steven H. Owings is the original founder of the ScanSource concept and has devoted his career to this concept since the inception of the Company in December 1992. The Compensation Committee believes that Mr. Owings' entrepreneurial drive, dedication, commitment and knowledge have been vitally important to the successful and ongoing growth of the Company. Mr. Owings' overall compensation for the fiscal year ended June 30, 1999 consisted of base salary, bonus and stock options. In determining Mr. Owings' compensation, the Compensation Committee evaluated Mr. Owings' personal performance, the performance of the Company and Mr. Owings' long-term commitment to the success of and ownership position in the Company.

     Stock Options. Executive compensation includes the grant of stock options in order to more closely align the interests of the executive with the long-term interests of the shareholders. During the second half of 1998, the Board of Directors observed that the public trading price of the Company's Common Stock had fallen 39% from its 52-week high. Following careful consideration of several factors, the Board of Directors came to the determination that the depressed public trading price for the Company's Common Stock had the effect of substantially reducing the value of stock options previously granted to certain employees and officers of the Company, such that the objectives of such stock options in the context of motivational incentive to Company personnel had been adversely affected by such depressed public trading prices. In that connection, the Board of Directors elected to provide the holders of such stock options with the opportunity to exchange their existing stock options for new stock options exercisable for the same number of shares of Common Stock but at a price per share equal to the public trading price per share at the time of the option exchange. The new options would be exercisable for ten years following their grant and would include terms substantially similar to the terms contained in the existing option awards. All vesting which had accrued with respect to an existing option would be foregone and a new three-year vesting schedule would be applicable to each new option granted. In arriving at its decision to proceed with such option exchange program, the Board of Directors carefully considered the potential impact of various factors that participation in the exchange, if any, by any option holders would have, including among other things, the impact on the objectives of the Company's stock option program; the impact on the Company's shareholders and employees; the perception of such repricing by the Company's shareholders and employees; the impact on investor relations, generally; and the perception of such repricing by market analysts. After careful consideration of such factors, the Board of Directors determined that it was in the best interest of the Company and its shareholders that the Company proceed with the option exchange program.

     The following table sets forth certain information with respect to the former and replacement options held by the Named Executive Officers of the Company who elected to participate in the option exchange program.

                           Ten-Year Option Repricing

                                                  Market
                                     Number of   Price of
                                     Securities   Common    Exercise                Length of
                                     Underlying  Stock at   Price at     New     Original Option
                                      Options     Time of    Time of   Exercise  Term at Date of
Name                          Date    Repriced   Repricing  Repricing   Price       Repricing
----                         ------  ----------  ---------  ---------  --------  ----------------

Michael L. Baur              9/1/98      25,000     $14.75     $18.75    $14.75      9 years
  President
Jeffery A. Bryson            9/1/98      15,000      14.75      18.75     14.75      9 years
  Chief Financial Officer
   and Treasurer

   Report of Compensation Committee    Steven R. Fischer
                                       James G. Foody



Certain Transactions

     During the fiscal year ended June 30, 1999, Michael L. Baur, President of the Company, was indebted to the Company under the terms of a loan to him from the Company with a principal balance of $203,000 at an annual interest rate of 7.75%. The principal and accrued interest are due in April 2000.

Performance Graph

     The following graph compares cumulative total shareholder return of the Common Stock over a five-year period with The Nasdaq Stock Market (US) Index and with a Peer Group of companies for the same period. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on June 30, 1994.




----------------------------------------------------------------------------------------
                               6/30/94   6/30/95   6/30/96   6/30/97   6/30/98   6/30/99
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
  SCANSOURCE, INC.             $100.00   $116.92   $172.31   $176.92   $236.92   $266.15
----------------------------------------------------------------------------------------
  NASDAQ MARKET INDEX (US)      100.00    117.28    147.64    177.85    235.75    330.37
----------------------------------------------------------------------------------------
  PEER GROUP*                   100.00    120.65    152.49    193.94    322.74    276.16
----------------------------------------------------------------------------------------

* The members of the Peer Group are Daisytek International Corporation, Ingram Micro, Inc., Symbol Technologies, Inc., Tech Data Corp. and Zebra Technologies Corporation. Eltron International, Inc. was formerly included in the Peer Group, but has been removed as a consequence of its merger with and into Zebra Technologies Corporation in 1998. It has been replaced in the graph by Daisytek International Corporation. All data points from June 30, 1994 to June 30, 1998 have been retroactively adjusted to give effect to the removal of Eltron International, Inc. and the inclusion of Daisytek International Corporation in the Peer Group. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average.


Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock at September 30, 1998 of: (i) each person known by the Company to beneficially own five percent or more of the Common Stock; (ii) each director of the Company who beneficially owns Common Stock; (iii) each executive officer who beneficially owns Common Stock; and (iv) all directors and executive officers of the Company, as a group.


                                                                               Shares Beneficially
                                                                                    Owned (1)
                                                                               --------------------
                            Name                                               Number   Percentage
                    --------------------                                      -------  -----------
Robert Fleming Inc.  (2)....................................................   446,785         8.1%
Steven H. Owings  (3).......................................................   309,853         5.5
Citigroup, Inc.  (4)........................................................   277,350         5.0
Michael L. Baur  (5)........................................................    99,000         1.8
Jeffery A. Bryson  (6)......................................................    33,266          *
James G. Foody  (7).........................................................    27,000          *
Steven R. Fischer  (8)......................................................    26,000          *
Robert S. McLain, Jr.  (9)..................................................    20,472          *

All directors and executive officers as a group (6 persons).................   515,591         8.8


* Amount represents less than 1.0%.

(1) Applicable percentage of ownership is based upon 5,520,044 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) The business address for the named shareholder is 320 Park Avenue, 11th Floor, New York, New York 10022. Information presented is reflected on a
     Schedule 13G filed with the Securities and Exchange Commission.

(3) The business address for the named shareholder is 6 Logue Court, Suite G, Greenville, South Carolina 29615. Includes 121,666 shares issuable pursuant to currently exercisable stock options granted by the Company. Does not include 35,834 shares issuable pursuant to options granted by the Company which are not currently exercisable. Includes 4,734 shares owned in a trust of which Mr. Owings is the trustee.

(4) A Schedule 13G filed with the Securities and Exchange Commission reflects beneficial ownership, with shared voting and dispositive power, held by each of Salomon Smith Barney Inc. ("SSB"), Salomon Brothers Holding Company Inc. ("SBHC"), Salomon Smith Barney Holdings Inc. ("SSBH") and Citigroup Inc. of the 277,350 shares held by SSB. The business address for Citigroup Inc. is 153 East 53rd Street, New York, New York 10043. The business address for each of SSB, SBHC and SSBH is 388 Greenwich Street, New York, New York 10013. Each of Citigroup Inc. and SSBH disclaims beneficial ownership of all shares reflected in said Schedule 13G.

(5) All shares are issuable pursuant to currently exercisable options granted by the Company. Does not include 42,000 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(6)  Includes 31,766 shares issuable pursuant to currently exercisable options
     granted by the Company.  Does not include 25,834 shares issuable   pursuant
     to options granted by the Company which are not currently exercisable.

(7) Includes 25,000 shares issuable pursuant to currently exercisable options granted by the Company.

(8) Includes 25,000 shares issuable pursuant to currently exercisable options granted by the Company.

(9) Includes 19,832 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 4,668 shares issuable pursuant to options granted by the Company which are not currently exercisable.

Section 16(a) Beneficial Ownership Reporting Requirements

     The Company believes that each of its officers and directors complied with all requirements applicable to them during the fiscal year ended June 30, 1999 pursuant to Section 16(a) of the Securities Exchange Act of 1934.


                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, which is required to be filed with the Securities and Exchange Commission, will be made available to shareholders to whom this proxy statement is mailed, without charge, upon written request to Mr. Jeffery A. Bryson, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Suite G, Greenville, South Carolina 29615.


                                  By order of the Board of Directors,



                                  Steven H. Owings
                                  Chairman of the Board


October 22, 1999

                                SCANSOURCE, INC.

                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1.   Purpose.  The purpose of the ScanSource, Inc. Non-Employee Director
          -------
Stock Option Plan (the "Plan") is to advance the interests of ScanSource, Inc. (the "Company") and its shareholders by encouraging ownership of the Company's common stock, no par value (the "Common Stock"), by non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

     2.   Administration.  The Plan shall be administered by the Board of
          --------------
Directors of the Company. Subject to the provisions of the Plan, the Board of Directors shall have the power to interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Board of Directors, which shall be final and binding. Nothwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Board of Directors shall have no discretion as to such matters.

     3.   Eligibility.  Except as otherwise provided in this paragraph 3,
          -----------
options under the Plan shall be granted in accordance with paragraph 5 to each member of the Company's Board of Directors who is not an employee of the Company or any of its subsidiaries ("Outside Director"), provided that shares of the Company's Common Stock remain available for grant hereunder in accordance with paragraph 4. In the event that a new Outside Director is appointed by the Board of Directors to fill a directorship position, the new Outside Director shall not be eligible for an option grant pursuant to the Plan until elected as a director of the Company. A person to whom an option is granted under the Plan shall be referred to hereinafter as a "Grantee".

     4.   Shares Subject to Plan.  The shares subject to the Plan shall be
          ----------------------
authorized but unissued or reacquired shares of the Company's Common Stock. Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be one hundred thousand (100,000), and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of one-hundred thousand (100,000) authorized but unissued, or reacquired, shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

     5.   Terms and Conditions of Options.  Options granted to a Grantee
          -------------------------------
pursuant to the Plan shall be evidenced by a Stock Option Agreement in such form as shall comply with and be subject to the following terms and conditions:

          (a) Grant.  As of the day following the annual meeting of the
              -----
Company's shareholders ("Annual Meeting") at which the Plan is approved by the Company's shareholders and the day following each subsequent Annual Meeting, each Outside Director who is serving in such capacity as of such date shall automatically and without further action by the Board of Directors be


SCANSOURCE, INC.
Non-Employee Director Stock Option Plan
granted an option to purchase 5,000 shares of Common Stock, subject to adjustment pursuant to paragraph 6.

     If on the date following an Annual Meeting (and during the term of this Plan) there are not sufficient shares of Common Stock available under the Plan to grant each Outside Director an option to purchase the full amount of shares of Common Stock contemplated by the immediately preceding paragraph, then each Outside Director shall receive an option to purchase shares of Common Stock in an amount equal to the number of shares of Common Stock then available under the Plan divided by the number of Outside Directors as of the day following the applicable Annual Meeting. Fractional shares shall be ignored and not granted. If during the term of this Plan, additional shares of Common Stock become available for grant (e.g., because of the forfeiture or lapse of an option), each person who was an Outside Director on both the day following the Annual Meeting at which sufficient shares for full grants under the Plan were not available and the date the additional shares of Common Stock become available ("Continuing Outside Director") shall receive an additional option to purchase shares of Common Stock. The number of available shares shall be divided equally among the options granted to the Continuing Outside Directors. However, the aggregate number of shares of Common Stock subject to any Continuing Outside Director's new option and any prior option granted to the Continuing Outside Director on the day following the applicable Annual Meeting at which sufficient shares for full grants under the Plan were not available shall not exceed 5,000 shares of Common Stock (subject to adjustment pursuant to paragraph 6). If Outside Directors have not received the full amount of shares of Common Stock during two or more Annual Meetings, available options shall be granted beginning with the earliest Annual Meeting.

          (b) Option Price.  The option price for each option granted under the
              ------------
Plan shall be the Fair Market Value (as defined below) of the shares of Common Stock subject to the option on the date of grant of the option. For purposes of the Plan, the "Fair Market Value" of the shares of Common Stock shall mean the closing "asked" price of the shares in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the Nasdaq Stock Market or other national quotation service. If the shares are listed on a national securities exchange, "Fair Market Value" means the closing price of the shares on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If there is no public market for the Common Stock, "Fair Market Value" means the value determined by the employee directors of the Board of Directors of the Company to be the fair market value of the Common Stock.

          (c) Medium and Time of Payment.  The option price shall be payable in
              --------------------------
full upon the exercise of an option in cash, by check, in shares of Common Stock already held by the Grantee, or any combination thereof. In the event that all or part of the option price is paid in shares of Common Stock, the value of such shares shall be equal to the Fair Market Value of such shares on the date of exercise of the option (determined as provided in paragraph 5(b) of the Plan), and the Grantee shall deliver to the Company a certificate or certificates representing such shares duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Board of Directors.

          (d) Term.  Each option granted under the Plan shall, to the extent not
              ----
previously exercised, terminate and expire on the date ten (10) years after the date of grant of the option, unless earlier terminated as provided hereinafter in paragraph 5(g).

SCANSOURCE, INC.
Non-Employee Director Stock Option Plan

          (e) Exercisability.  Beginning on the date six (6) months after the
              --------------
option is granted and continuing until the expiration or earlier termination of the option, the option may be exercised from time to time, in whole or in part.

          (f) Method of Exercise.  All options granted under the Plan shall be
              ------------------
exercised by an irrevocable written notice directed to the Secretary of the Company at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(c) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which options are exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in this Plan shall be construed to require the Company to register any shares of Common Stock underlying options granted under this Plan.

          (g) Effect of Termination of Directorship or Death.
              ----------------------------------------------

              (i)  Termination of Directorship.  Upon termination of the
                   ---------------------------
     directorship of any Grantee with the Company for any reason other than for cause, the option held by the Grantee under the Plan shall terminate one year following the date of the Grantee's termination or, if earlier, on the date of expiration of the option as provided by paragraph 5(d) of the Plan. If the Grantee exercises the option after termination of the Grantee's directorship, the Grantee may exercise the option only with respect to the shares which were otherwise exercisable on the termination date of the Grantee's directorship. Such exercise shall otherwise be subject to the terms and conditions of the Plan. If the Outside Director's membership on the Board of Directors is terminated for cause, all options granted to such Outside Director shall expire upon such termination.

              (ii) Death.  In the event of the death of a Grantee, the Grantee's
                   -----
     personal representatives, heirs or legatees (the "Grantee's Successors") may exercise the options that were held by the Grantee on the date of the Grantee's death, to the extent then exercisable, upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such option within one year after the date of the Grantee's death and in any event prior to the date on which the option expires as provided by paragraph 5(e) of the Plan. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

          (h) Nonassignability of Option Rights.  No option shall be assignable
              ---------------------------------
or transferable by the Grantee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Title I of ERISA and the Internal Revenue Code of 1986. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

          (i) Rights as Shareholder.  Neither the Grantee nor the Grantee's
              ---------------------
Successors shall have rights as a shareholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares.

          (j) No Options in Certain Cases.  No options shall be granted except
              ---------------------------
within a period of ten (10) years after the effective date of the Plan.


SCANSOURCE, INC.
Non-Employee Director Stock Option Plan

     6.   Adjustments.
          -----------

          (a) The number of shares of Common Stock included in any annual grant to a Grantee of an option under the Plan shall be reduced on a share for share basis (but not less than zero) by the number of shares of Common Stock included in any stock options or warrants otherwise granted to such Grantee with respect to such Grantee's service on any committee of the Board of Directors of the Company for the year as to which the annual grant under the Plan is being made. Any shares forfeited pursuant to this paragraph 6(a) shall remain available for succeeding annual grants of options under the Plan.

          (b) If any change is made in the stock subject to the Plan or the stock subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be automatically and appropriately adjusted, including the maximum number of shares subject to the Plan and the number of shares and the price per share of stock subject to outstanding options.

          (c) In the event of:  (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash other otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan. If there is no surviving corporation, all outstanding options shall continue in full force and effect.

     7.   Effective Date and Termination of Plan.
          --------------------------------------

          (a) Effective Date.  The Plan shall become effective as of the day the
              --------------
Plan is adopted by the shareholders of the Company.

          (b) Termination.  The Plan shall terminate ten (10) years after its
              -----------
effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

     8.   Application of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares of Common Stock pursuant to options granted under the Plan may be used for general corporate purposes.

     9.   No Obligation to Exercise Option.  The granting of an option shall
          --------------------------------
impose no obligation upon the Grantee to accept such grant or to exercise such option.

     10.  Amendment.  The Board of Directors of the Company by majority vote may
          ---------
amend the Plan; provided, however, that without the approval of the shareholders of the Company, no such amendment shall change:

          (a) The maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or


SCANSOURCE, INC.
Non-Employee Director Stock Option Plan

          (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

          (c) The number of shares of Common Stock subject to each option; or

          (d) The option price as provided under paragraph 5(b) of the Plan; or

          (e) The provisions of paragraph 3 of the Plan related to the determination of the Outside Directors to whom options may be granted.

     The provisions of the Plan determining (i) the persons eligible to receive grants of options, (ii) the timing of option grants, (iii) the number of shares subject to options, (iv) the exercise price of options, (v) the periods during which options are exercisable, and (vi) the dates on which options terminate, may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

     Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.

SCANSOURCE, INC.
Non-Employee Director Stock Option Plan

                     SCANSOURCE, INC. NON-EMPLOYEE DIRECTOR
                                 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

                      Date of Grant: _____________, _____

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by ScanSource, Inc., a South Carolina corporation ("ScanSource"), to ________________________ (the "Grantee"), who is a non-
employee director of ScanSource.

     WHEREAS, the Board of Directors of ScanSource (the "Board") has adopted, subject to shareholder approval, the ScanSource, Inc. Non-Employee Director Stock Option Plan (the "Plan"); and

     WHEREAS, the Plan provides for the automatic annual grant of stock options by ScanSource to non-employee directors of ScanSource to purchase shares of the common stock, no par value, of ScanSource (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, ScanSource considers the Grantee to be a person who is eligible for a grant of stock options under the Plan.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions hereinafter set forth, ScanSource hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 5,000 shares of Stock at a price of $_______ per share, being the fair market value per share of such Stock as determined pursuant to the Plan. Such option is hereinafter referred to as the "Option" and the shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The number of Option Shares subject to this Option may be adjusted pursuant to paragraph 6 of the Plan.

2. Exercise.  Subject to such further limitations as are provided herein, six
(6) months after the Date of Grant, the Option may be exercised from time to time, in whole or in part.

3. Termination of Option.

     (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall expire and become null and void after the expiration of ten (10) years from the Date of Grant, unless earlier terminated as provided herein (the "Expiration Date").

     (b) Upon the occurrence of the termination of Grantee's position as a director of ScanSource for any reason other than for cause, the Option shall terminate one (1) year following the date of such termination or, if earlier, on the date of expiration of the Option as provided by paragraph 3(a) hereof. If the Grantee exercises the Option after termination of the Grantee's directorship, the Grantee may exercise the Option only with respect to the Option Shares which were otherwise exercisable on the termination date of the Grantee's directorship. Such exercise shall otherwise be subject to the terms and conditions of the Plan. If the Grantee's membership on the Board of Directors is terminated for cause, all Options granted to Grantee shall expire upon such termination.

     (c) In the event of the death of Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise the Options that were held by the Grantee on the

SCANSOURCE, INC. Non-Employee Director Stock Option Plan
Grant of Stock Option
date of the Grantee's death, to the extent then exercisable, upon proof satisfactory to ScanSource of their authority. The Grantee's Successors must exercise the Option within one (1) year after the date of the Grantee's death and in any event prior to the date on which the Option expires as provided by paragraph 3(a) hereof. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

4. Exercise of Options.

     (a) The option price shall be payable in full upon the exercise of an Option in cash (U.S. funds), by check, in shares of Stock already held by the Grantee, or any combination thereof. In the event that all or part of the option price is paid in shares of Stock, the value of such shares shall be equal to the Fair Market Value of such shares on the date of exercise of the option (determined as provided in paragraph 5(b) of the Plan), and the Grantee shall deliver to ScanSource a certificate or certificates representing such shares duly endorsed to ScanSource or accompanied by a duly-executed separate instrument of transfer satisfactory to the Board.

     (b) The Option shall be exercised by an irrevocable written notice directed to the Secretary of ScanSource at ScanSource's principal place of business.
Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 4(a) hereof and shall be accompanied by payment in full of the option price for the Option Shares for which the Option is being exercised. ScanSource shall make delivery of certificates representing the Option Shares for which the Option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires ScanSource to take any action with respect to the Option Shares for which the Option has been exercised before the issuance thereof, then the date of delivery of such Option Shares shall be extended for the period necessary to take such action. Certificates representing Option Shares for which the Option is exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in this Option shall be construed to require ScanSource to register any Option Shares granted under the Plan.

     (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by ScanSource.

5. No Rights as Shareholders. Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of ScanSource with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

6. Non-Transferability of Option. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, ScanSource may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

7. Notice. Any notice to ScanSource provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 6 Logue Court, Suite G, Greenville, South Carolina 29615, or such other address as shall be provided to Grantee by ScanSource and any notice to the Grantee

SCANSOURCE, INC. Non-Employee Director Stock Option Plan
Grant of Stock Option
shall be addressed to the Grantee at the current address shown on the records of ScanSource. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

8. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Board of Directors shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

9. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of South Carolina, except to the extent preempted by federal law, which shall to such extent govern.

     IN WITNESS WHEREOF, ScanSource has caused its duly authorized officer to execute this Stock Option Agreement, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


                                       SCANSOURCE, INC.

                                       By:
                                          --------------------------------------
                                        Its:
                                             -----------------------------------


                                       ACCEPTED AND AGREED TO:


                                       By:
                                          --------------------------------------
                                          Grantee


SCANSOURCE, INC. Non-Employee Director Stock Option Plan
Grant of Stock Option

                                SCANSOURCE, INC.
                           1997 STOCK INCENTIVE PLAN

             (As amended September 15, 1998 and September 30, 1999)


1. PURPOSES

   1.1  The purposes of the ScanSource, Inc. 1997 Stock Incentive Plan are to
(i) provide an incentive and reward to directors and employees of the Company and any Parent or Subsidiary, and consultants and advisors to the Company and any Parent or Subsidiary, who are and have been in a position to contribute materially to improving the Company's profits, (ii) aid in the growth of the Company, and (iii) encourage ownership of Shares by directors and employees of the Company and any Parent or Subsidiary.


2. DEFINITIONS

   2.1 For purposes of this Plan the following terms shall have the definition which is attributed to them below, unless another definition is clearly indicated by a particular usage and context.

        (a) "Agreement" means the written document issued by the Committee to a
             ---------
   Participant whereby an Award is made to that Participant.

        (b) "Award" means the issuance pursuant to this Plan of an Option, an
             -----
   SAR or Restricted Stock.

        (c) "Awarded Shares" means Shares subject to outstanding Awards.
             --------------

        (d) "Board" means the Company's Board of Directors.
             -----

        (e) "Cause" means theft or destruction of property of the Company, a
             -----
   Parent or Subsidiary, disregard of Company rules or policies, or conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Participant and shall be final and binding on all parties to the Agreement.

        (f) "Code" means the Internal Revenue Code of 1986, as amended.
             ----

        (g) "Committee" means the Stock Incentive Plan Committee(s) appointed by
             ---------
   the Board pursuant to Section 31.

        (h) "Company" means ScanSource, Inc., a corporation incorporated under
             -------
   the laws of the state of South Carolina, and any successor thereto.

        (i) "Consultant" means any person or entity that provides services to
             ----------
the Company as a consultant or advisor.

        (j) "Director" means any individual appointed or elected to the Board.
             --------

        (k) "Effective Date of Grant" means the effective date on which the
             -----------------------
   Committee makes an Award.

        (l) "Employee" means any individual who performs services as a common
             --------
   law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

        (m) "Fair Market Value" means the value established by the Committee
             -----------------
   based upon such factors as the Committee in its sole discretion shall decide including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved by the Committee. If at any time the Shares are traded on an established trading system, it means the last sale price reported on any stock exchange or over-the counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining fair market value under either method prescribed in the previous sentence.

        (n) "Incentive Stock Option" means any option granted under this Plan
             ----------------------
   which meets the requirements of Code (S)422A and any regulations or rulings promulgated thereunder and is designated by the Committee as an Incentive Stock Option.

        (o) "Nonqualified Stock Option" means any Option granted under this Plan
             -------------------------
   which is not an Incentive Stock Option.

        (p) "Option" means the right to purchase from the Company a stated
             ------
   number of Shares at a specified price.

        (q) "Option Price" means the purchase price per Share subject to an
             ------------
   Option and shall be fixed by the Committee.

        (r) "Parent" means any corporation (other than the Company) in an
             ------
   unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code (S)425(e) and any regulations or rulings promulgated thereunder.

        (s) "Participant" means a Director, an Employee or a Consultant who has
             -----------
   received an Award under this Plan.

        (t) "Permanent and Total Disability" shall have the same meaning as
             ------------------------------
   given to that term by Code (S)22(e)(3) and any regulations or rulings promulgated thereunder.

        (u) "Plan" means this ScanSource, Inc. 1997 Stock Incentive Plan, as
             ----
   evidenced herein and as amended from time to time.

        (v)  "Restricted Stock" means Shares issued to the Participant pursuant
              ----------------
   to Section 9 which are subject to the restrictions of this Plan and the Agreement.

        (w)  "Restriction Period" means a period commencing on the Effective
              ------------------
   Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

        (x)  "SAR" means stock appreciation rights issued to a Participant
              ---
   pursuant to Section 8.

        (y)  "SAR Price" means the base value established by the Committee for
              ---------
   an SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

        (z)  "Share" means one share of the common stock of the Company.
              -----

        (aa) "Subsidiary" means any corporation in an unbroken chain of
             ----------
   corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Code (S) 425(f) and any regulations or rulings promulgated thereunder.

        (bb) "1933 Act" means the Securities Act of 1933, as amended.
              --------

        (cc) "1934 Act" means the Securities Exchange Act of 1934, as amended.
              --------


3. ADMINISTRATION

   3.1. This Plan shall be administered by a Committee, or by more than one Committee if desired and deemed necessary by the Board in order to provide separate Committee authority for the granting of Awards to separate categories of eligible Participants. Any such Committee shall consist of not less than two members. The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

   3.2. The action of a majority of the Committee at which a quorum is present, or an action approved in writing by a majority of the Committee, shall be the valid action of the Committee.

   3.3. The Committee shall from time to time at its discretion designate the Directors, Employees and Consultants who shall be Participants, determine all the terms and conditions as set forth in Section 61 or otherwise, including the type of Award to be made to each, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award, with respect to each Option whether it is an Incentive Stock Option or

Nonqualified Stock Option and, if applicable, the Option Price or SAR Price and the general terms of the Award.

   3.4 The interpretation and construction by the Committee of any provisions of this Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.


4. ELIGIBILITY

   4.1 Each Participant shall be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary as selected by the Committee in its sole discretion from time to time.

   4.2 A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.


5. SHARES SUBJECT TO AWARD

   5.1 The securities subject to the Awards shall be 600,000 Shares. Such number shall be adjusted as appropriate in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

   5.2 In the event that any outstanding Award under this Plan expires or is terminated for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under this Plan.


6. TERMS AND CONDITIONS

   6.1 Awards granted pursuant to this Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

        (a) Number of Shares.  Each Award shall state the number of Shares to
            ----------------
   which it pertains.

        (b) Date.  Each Award shall state the Effective Date of Grant.
            ----

        (c) Price. With respect to each Award or portion thereof, which requires
            -----
   payment of an Option Price, it shall state the Option Price. With respect to an SAR, it shall state the SAR Price.

        (d) Method and Time of Payment.  With respect to an Award, or portion
            --------------------------
   thereof, which requires payment of an Option Price, the Option Price shall be payable on the exercise of the Award and shall be paid in (i) cash, (ii) Shares, including Shares acquired pursuant to this Plan, or (iii) part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on their Fair Market Value.

        (e) Transfer of Option or Stock.  No Award, Option, SAR, or Restricted
            ---------------------------
   Stock (prior to the expiration of the Restriction Period) shall be transferable by the Participant, except by will or the laws of descent and distribution upon the Participant's death and subject to any other limitations of this Plan. In addition to any other restriction hereunder or otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six month period which begins on the Effective Date of Grant of such Award.

        (f) Recapitalization. The Committee shall make appropriate adjustments
            ----------------
   in the number of Awarded Shares or in the Option Price or SAR Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

        (g) Investment Purpose.
            ------------------

            (i) The Company shall not be obligated to sell or issue any Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company's legal counsel and its determination shall be conclusive and binding on all parties to the Agreement.

            (ii) Notwithstanding anything in this Plan to the contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

        (h) Other Provisions.  Awards authorized under this Plan may contain any
            ----------------
   other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including, but not limited to:

            (i) Offering Options in tandem with or reduced by other Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or

            (ii) Providing for the issuance to the Participant upon exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional

        Award for the number of shares so delivered, having such other terms and conditions not inconsistent with this Plan as the Committee shall determine.

        (i) Duration of Award.  Each Award shall be for a term of up to ten
            -----------------
   years from the Effective Date of Grant as determined in the sole discretion of the Committee.

   6.2 The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Agreement, the Code, the securities laws or otherwise.

   6.3 Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, of its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be a Director, an Employee or a Consultant, the Award shall not be affected by any change of the Participant's duties or position except to the extent the Agreement with the Participant provides otherwise.

   6.4 Any person entitled to exercise an Option or an SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

        (a) With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

        (b) During the Participant's lifetime, an Option or SAR may be exercised only by the Participant, or on the Participant's behalf by the Participant's legal guardian.


7. INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

   7.1 The Committee in its sole discretion may designate whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. An Award to a non-Employee Director or Consultant may be only a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

   7.2 Any Award to an Employee designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under this Plan. In addition, the aggregate Fair Market Value of Shares (determined at the Effective Date of Grant) with respect to which Incentive Stock Options granted under all Incentive Stock Option Plans of the

Company, a Parent or Subsidiary, are exercisable by the Employee for the first time during any calendar year shall not exceed $100,000.

   7.3 The Option Price shall be established by the Committee in its sole discretion. With respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a Share on the Effective Date of Grant. With respect to a Nonqualified Stock Option, the Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

   7.4 Any Award to an Employee will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with Section 72 or with any requirement for Incentive Stock Options pursuant to Code (S)422A and the regulations issued thereunder.

   7.5  An Option may be terminated as follows:

        (a) During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

        (b) Upon termination of employment, the Option will terminate upon the earliest of (i) the full exercise of the Option (ii) the expiration of the Option by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such period shall be one year or (B) be for Cause, the Option will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code (S)422A and the regulations issued thereunder.

        (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

   7.6 Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Participant, or the beneficiaries or heirs of the Participant, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

   7.7 A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 61.

   7.8 The continuous employment of a Consultant will be deemed terminated for purposes of this Plan upon receipt of written notice from the Company to the effect that the Company will no longer transact business with the Consultant.


8. STOCK APPRECIATION RIGHTS

   8.1 The Committee, in its sole discretion, may grant to a Participant an SAR.

   8.2 The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of a Share on the Effective Date of Grant for a SAR issued in tandem with an Incentive Stock Option and for other SARs, shall not be less than 50% of Fair Market Value of a Share on the Effective Date of Grant.

   8.3 Upon exercise of an SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each Share being exercised under the SAR (i) the Fair Market Value of a Share on the date of exercise over (ii) the SAR Price for such Share.

   8.4 At the sole discretion of the Committee, the payment of such excess shall be made in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

   8.5 An Award of an SAR shall be considered an Award for purposes of the number of Shares subject to an Award pursuant to Section 51, unless the Agreement making the Award of the SAR provides that the exercise of an SAR results in the termination of an unexercised Option for the same number of Shares.

   8.6  An SAR may be terminated as follows:

        (a) During the period of continuous employment with the Company, Parent or Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

        (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment
   (I) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one year or (II) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

        (c) Subject to the terms of the Agreement with the Participant if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

        (d) Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

   8.7 If an SAR which was considered an Award for purposes of Section 8.5 is terminated or unexercised for any reason, the number of Shares of such SAR that were unexercised shall be again available for Award under this Plan.

   8.8 The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 6.1.(f).



9. RESTRICTED STOCK

   9.1 The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

   9.2  Restricted Stock shall be Shares which are subject to a Restriction
Period.

   9.3 Should the Participant terminate employment for any reason, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

   9.4 Upon such forfeiture, shares representing such forfeited restricted Stock shall obtain become available for Award under the Plan.

   9.5 The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock awarded under this Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legend as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.

10. AMENDMENT OR DISCONTINUANCE OF PLAN

    10.1. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

           (a) Change the class of Employees eligible to participate; or

           (b) Except as provided in Section 5, increase the number of Shares which may be subject to Options granted under this Plan.

    10.2. No amendment to this Plan shall alter or impair any Award granted under this Plan without the consent of the holder of such Award.


11. INDEMNIFICATION OF COMMITTEE

    In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties: provided that within sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.


12. NO OBLIGATION TO EXERCISE OPTION OR SAR

    The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option.


13. EFFECTIVE DATE; DURATION OF PLAN

    13.1.  This Plan shall become effective as of December 4, 1997.

    13.2. No Award may be made after the tenth anniversary of the effective date of this Plan.


14. EFFECT OF PLAN

     The making of an Award under this Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but a Participant shall remain subject to discharge to the same extent as if this Plan were not in effect.


15.  SUCCESSORS; CONSOLIDATION, MERGER AND OTHER EVENTS

     15.1. All obligations of the Company under this Plan or any Agreement with respect to any Award granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any reclassification of any Shares (other than a change as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation (other than a consolidation or merger in which (i) the Company is the continuing corporation and (ii) the holders of the Shares immediately prior to such merger or consolidation continue as holders of Shares after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Option and each SAR then outstanding shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein and in the Agreement relating to such Option or SAR, for or with respect to the number of Shares or other securities or property to which a holder of the number of Shares relating to such Option or SAR (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option or SAR would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Option or SAR shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or SAR.

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


   This Agreement, dated as of __________________, ___________ implements the grant of an incentive stock option pursuant to action of the committee ("Committee") appointed by the Board of Directors ("Board") of ScanSource, Inc. ("Company") to _______________________________________("Optionee") subject to the terms and conditions of the ScanSource, Inc. 1997 Stock Incentive Plan ("Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

   The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price.  The Company, pursuant to action of the
   ----------------------------------
Committee, grants to the Optionee an Option to purchase _____________________ Shares at a price of $______________ per share ("Option Price"), which has been determined to be not less than the Fair Market Value of a Share on the date of grant of this option.

2. Expiration of the Option.  This Option shall expire ("Expiration Date") on
   ------------------------
the earlier of (i)  ______________________ (_________) years from the date hereof; (ii) three months after the Optionee ceases to be an Employee of the Company, a Parent or a Subsidiary (twelve months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability or the date of termination of employment, if termination of employment is due to Cause); (iii) the date this Option is fully exercised; or
(iv) the date mutually agreed to by the Committee and the Optionee.

3. Exercise of Option
   ------------------

   3.1 Subject to any other conditions herein, this Option shall vest on the _________ anniversary date of this Agreement. The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer an Employee of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section 2(ii) hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

   3.2  This Option may be exercised by mailing or delivering to the Company,
Attention: Corporate Secretary, 6 Logue Court, Suite G, Greenville, South Carolina 29615, (i) a written signed notice of such exercise which specifies the Effective Grant Date of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to the Company and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company.
The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option.  This Option shall not be transferable by the
   -----------------------------
Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option.  The Committee will make
   ------------------------------------------
appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6. Rights as Shareholder or Employee.
   ---------------------------------

   6.1 This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

   6.2 This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7. Withholding.  The Committee will make whatever arrangements the Company deems
   -----------
necessary or appropriate to comply with all applicable withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement.  This Agreement, together with the provisions of the Plan
   ----------------
which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law.  The Plan and this Agreement shall be governed by the laws of
   --------------
the State of South Carolina.

                                       SCANSOURCE, INC.


                                       By:
                                          --------------------------------------
                                         Its:
                                             -----------------------------------


                                       -----------------------------------------
                                       Optionee

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------


   This Agreement, dated as of __________________, _____________ implements the grant of a nonqualified stock option pursuant to action of the committee ("Committee") appointed by the Board of Directors ("Board") of ScanSource, Inc. ("Company") to _______________________________________("Optionee") subject to the terms and conditions of the ScanSource, Inc.1997 Stock Incentive Plan ("Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

   The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price.  The Company, pursuant to action of the
   ----------------------------------
Committee, grants to the Optionee an Option to purchase ___________________ Shares at a price of $____________ per share ("Option Price"), which has been determined to be not less than the Fair Market Value of a Share on the date of grant of this option.

2. Expiration of the Option.  This Option shall expire ("Expiration Date") on
   ------------------------
the earlier of (i) ___________________________ (________) years from the date hereof; (ii) three months after the Optionee ceases to be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary (twelve months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability or the date of termination of employment, if termination of employment is due to Cause); (iii) the date this Option is fully exercised; or (iv) the date mutually agreed to by the Committee and the Optionee.

3. Exercise of Option
   ------------------

   3.1 Subject to any other conditions herein, this Option shall vest on the _________ anniversary date of this Agreement. The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer a Director, an Employee or a Consultant of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section 2(ii) hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

   3.2  This Option may be exercised by mailing or delivering to the Company,
Attention: Corporate Secretary, 6 Logue Court, Suite G, Greenville, South Carolina 29615, (i) a written signed notice of such exercise which specifies the Grant Effective Date of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to the Company and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company.
The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option.  This Option shall not be transferable by the
   -----------------------------
Optionee other than by will or the laws of descent and distribution and shall b exercisable during the Optionee's lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option.  The Committee will make
   ------------------------------------------
appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6. Rights as Shareholder or Employee.
   ---------------------------------

   6.1 This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

   6.2 This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7. Withholding.  The Committee will make whatever arrangements the Company deems
   -----------
necessary or appropriate to comply with all applicable withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement.  This Agreement, together with the provisions of the Plan
   ----------------
which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law.  The Plan and this Agreement shall be governed by the laws of
   --------------
the State of South Carolina.

                                       SCANSOURCE, INC.


                                       By:
                                          --------------------------------------
                                         Its:
                                             -----------------------------------


                                       -----------------------------------------
                                       Optionee

                                SCANSOURCE, INC.
    PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, DECEMBER 2, 1999, AT THE GSP AIRPORT
 MARRIOTT, 1 PARKWAY EAST, GREENVILLE, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

  The undersigned hereby appoints Michael L. Baur and Jeffery A. Bryson, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of ScanSource, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 1999 Annual Meeting of Shareholders of the Company and at any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

 1. Election of Directors
  [_] For all nominees listed         [_]  WITHHOLD AUTHORITY to
      below (except as marked              vote as to all nominees
      to the contrary below).
      (This is considered a vote
      for all nominees)

NOTE: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

      One-year term:
   1. Michael L. Baur
   2. Steven R. Fischer
   3. James G. Foody
   4. Steven H. Owings

 2. Approval of the amendment to the ScanSource, Inc. 1997 Stock Incentive
Plan.

  [_] FOR    [_] AGAINST    [_] ABSTAIN

 3. Approval of the amendment to the ScanSource, Inc. Non-Employee Director Stock Option Plan.

  [_] FOR    [_] AGAINST    [_] ABSTAIN

 4. Ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending June 30, 2000.

  [_] FOR    [_] AGAINST    [_] ABSTAIN

 5. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

DATE: _____________________
                                             ----------------------------------

                                             ----------------------------------

                                             (Please sign exactly as shown on
                                             envelope addressed to you. If
                                             securities are jointly owned,
                                             each should sign. If voting less
                                             than all shares held, please so
                                             indicate.)

THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE MATTERS SET FORTH ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR BEST JUDGMENT.